===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        GOODRICH PETROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        GOODRICH PETROLEUM CORPORATION

                                HOUSTON, TEXAS

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1998

                               ----------------

To the Stockholders:

  The Annual Meeting of the Stockholders (the "Annual Meeting") of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), will be held at the Plaza Room, Luxury Collection Hotel, 1919 Briar Oaks, Houston, Texas, on May 20, 1998, at 11:00 a.m. local time, for the following purposes:

  1. To elect four directors, three to serve until the annual stockholders' meeting in 2001 and one to serve until the annual stockholders' meeting in 1999, or until their successors have been elected and qualified; and

  2. To ratify the adoption of the Goodrich Petroleum Corporation Nonemployee Directors Compensation Plan; and

  3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ended December 31, 1998; and

  4. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

  The close of business on March 24, 1998, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

  You are cordially invited to attend the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. Therefore, please mark, sign, date and return the enclosed proxy promptly. If you are present at the meeting, and wish to do so, you may revoke the proxy and vote in person.

                                          By Order of the Board of Directors

                                          [Signature Appears Here]
                                          Walter G. "Gil" Goodrich
                                          President and Chief Executive
                                           Officer

April 14, 1998
Houston, Texas

                        GOODRICH PETROLEUM CORPORATION

                                5847 SAN FELIPE
                                   SUITE 700
                             HOUSTON, TEXAS 77057

                               ----------------

                                PROXY STATEMENT

                               ----------------

                   SOLICITATION AND REVOCABILITY OF PROXIES

  The accompanying proxy is solicited by the Board of Directors of Goodrich Petroleum Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting to be held at 11:00 a.m., local time on May 20, 1998, at the Plaza Room, Luxury Collection Hotel, 1919 Briar Oaks, Houston, Texas, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, directors, officers and employees of the Company may solicit proxies by fax, telex, telephone and personal interview. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of shares of the Company's common stock (the "Common Stock"). The approximate date on which this Proxy Statement and the accompanying proxy will first be sent to Stockholders is April 20, 1998.

  A proxy may be revoked at any time (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

  Only holders of record of shares of Common Stock at the close of business on March 24, 1998 (the "Record Date") will receive notice of and will be entitled to vote at the Annual Meeting. At the close of business on March 24, 1998, there were 5,232,403 shares of Common Stock outstanding. Holders of record of shares of Common Stock on the Record Date are entitled to one vote for each share of Common Stock held. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

  The Company's annual report to stockholders for the year ended December 31, 1997, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                       PROPOSAL 1--ELECTION OF DIRECTORS

GENERAL

  Four directors are to be elected at the Annual Meeting. The Company's Bylaws provide for a classified Board of Directors. The Board of Directors is divided into Classes I, II and III, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company's Annual Meetings of Stockholders in 1999, 2000 and 1998. Benjamin F. Edwards, II, Walter G. Goodrich and Arthur A. Seeligson have been nominated to serve as Class III directors and, if elected, will serve until the Company's 2001 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. Jeff H. Benhard is being nominated as a Class I director and, if elected, would serve until the 1999 Annual Meeting of Stockholders or until his respective successor shall have been elected and qualified. Each of the nominees for director currently serves as a director of the Company except for Mr. Benhard who served as a director from the Company's inception (August 1995) until his resignation in December 1996. The remaining directors named below will not be required to stand for election at the Annual Meeting because their present terms expire in either 1999 or 2000.

  James R. Jenkins, Wayne G. Kees and John C. Napley resigned from the Board of Directors effective April 15, 1997 as a result of having reached the Company's mandatory retirement age for directors. J. Michael Watts resigned from the Board of Directors in September 1997.

  A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

  Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

DIRECTORS AND DIRECTOR NOMINEES

  The following sets forth information regarding the names, ages and principal occupations of the nominees and directors and directorships in other companies held by them:

  CLASS III DIRECTORS AND NOMINEES--TERMS EXPIRING AT THE 1998 ANNUAL MEETING

           NAME             AGE                     POSITION
           ----             ---                     --------
Benjamin F. Edwards, II....  72                     Director
Walter G. Goodrich.........  39 President, Chief Executive Officer and Director
Arthur A. Seeligson........  39                     Director

   CLASS I DIRECTOR AND NOMINEE--TERMS TO EXPIRE AT THE 1999 ANNUAL MEETING

           NAME             AGE                     POSITION
           ----             ---                     --------
Sheldon Appel..............  64                     Director
Jeff H. Benhard............  69                     Director

         CLASS II DIRECTORS--TERMS EXPIRING AT THE 2000 ANNUAL MEETING

           NAME             AGE                     POSITION
           ----             ---                     --------
Basil M. Briggs............  62                     Director
Henry Goodrich.............  67         Chairman of the Board, Director

  Benjamin F. Edwards, II has been an independent oil and gas consultant since 1975. From July 1977 through August 1984, Mr. Edwards was a full-time consultant to Patrick Petroleum Company for corporate development, corporate planning and financial matters.

  Walter G. "Gil" Goodrich is the President and Chief Executive Officer of the Company. Mr. Goodrich was Goodrich Oil Company's Vice President of Exploration from 1985-89 and its President from 1989 to August 1995. He joined Goodrich Oil Company as an exploration geologist in 1980. Walter G. "Gil" Goodrich is the son of Henry Goodrich.

  Arthur A. Seeligson is a managing director with the investment banking firm of Harris, Webb & Garrison. From 1991 to 1993, Mr. Seeligson was a Vice President, Energy Corporate Finance at Schroder Wertheim & Company, Inc. From 1993 to 1995, Mr. Seeligson was a Principal, Corporate Finance, at Wasserstein, Perella & Co. He was primarily engaged in the management of his personal investments from 1995 through 1997.

  Jeff H. Benhard is the President and Chief Executive Officer of a number of businesses owned by the Benhard family, including Benhard Grain, Inc., Peoples Moss Gin Co., Inc. and Louisiana Premium Seafoods, Inc. Mr. Benhard has been involved in the agriculture and aquaculture businesses since 1949. He is currently a director of the Pan American Life Insurance Company and the Past President of the LSU Foundation. Mr. Benhard was a director of the Company from its inception (August 1995) until his resignation in December 1996.

  Sheldon Appel has been involved in real estate development and finance since 1955 when he formed the Sheldon Appel Company. Mr. Appel is a member of the Rand Corporation Board of Visitors.

  Basil M. Briggs has been a practicing attorney in and around Detroit, Michigan since 1961 and is currently a shareholder with the firm of Cox, Hodgman & Giarmarco in Troy, Michigan. Mr. Briggs is also a director of Marcum Natural Gas Services, Inc.

  Henry Goodrich is the chairman of the Company's board of directors. He is a petroleum geologist with over 45 years experience in the oil and gas industry. Mr. Goodrich has served as an exploration geologist with the Union Producing Company and the McCord Oil Company. From 1971 to 1975, Mr. Goodrich was President, Chief Executive Officer and a partner of the McCord-Goodrich Oil Company. In 1975, Mr. Goodrich formed the Goodrich Oil Company. Mr. Goodrich was elected Chairman of the Board of the Company in March 1996. Mr. Goodrich also serves as a consultant to the Company. Mr. Goodrich is also a director of Pan American Life Insurance Company. Henry Goodrich is the father of Walter G. "Gil" Goodrich.

EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company are Walter G. Goodrich, Roland L. Frautschi and Robert C. Turnham, Jr. Biographical information regarding Mr. Goodrich is included under the caption "Election of Directors--Directors and Director Nominees."

  Roland Frautschi is the Company's Senior Vice President, Chief Financial Officer and Treasurer. He was employed by Goodrich Oil Company from 1982 to August 1995. During that time, he served Goodrich Oil Company in a number of capacities, including internal auditor, controller and from 1990 to August 1995, as Goodrich Oil Company's Vice President of Finance.

  Robert C. Turnham, Jr., the Company's Senior Vice President and Chief Operating Officer, has held various positions in the oil and gas business since 1981. From 1981 to 1984, Mr. Turnham served as a financial analyst for Pennzoil USA. In 1984, he formed Turnham Interests, Inc., to facilitate oil and gas investment opportunities. From 1993 to August 1995, he served as president and as a partner of Liberty Production Company, an oil and gas exploration and production company.

  Each of the executive officers assumed their positions with the Company in August 1995.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company had three standing committees and had one special purpose committee during 1997, the membership and functions of which are described below:

  Executive Committee. The members of the Executive Committee are Messrs. Walter G. Goodrich and Henry Goodrich. The Executive Committee is delegated the authority to approve any actions that the Board of Directors could approve, except to the extent restricted by law or by the Company's Certificate of Incorporation or Bylaws.

  Audit Committee. The members of the Audit Committee are Messrs. Appel and Briggs with Mr. Appel serving as chairman. Mr. Watts served on the Audit Committee until his resignation from the Board of Directors in September 1997. The Audit Committee's functions include making recommendations concerning the engagement of independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving professional services provided by the independent auditors and reviewing the adequacy of the Company's internal accounting controls.

  Compensation Committee. The members of the Compensation Committee are Messrs. Briggs, Edwards and Seeligson with Mr. Briggs serving as the chairman. The Compensation Committee's functions include a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee makes recommendations to the Board on (i) compensation of all officers of the Company, (ii) granting of awards under and administering the Company's stock option and other benefit plans, and (iii) adopting and changing major Company compensation policies and practices.

  Special Committee. The Special Committee was formed on April 17, 1996, and its members were Messrs. Seeligson and Briggs with Mr. Seeligson serving as chairman. The Board authorized the Special Committee to evaluate a transaction involving the proposed acquisition of the oil and gas properties of La/Cal Energy Partners II and certain working interest owners, on behalf of the Company and to proceed with negotiating the terms of an acquisition if warranted by their evaluation. The Special Committee recommended the Board approve the negotiated terms of the acquisition and the Board so approved such action. The transaction was finalized on January 31, 1997 and the Committee was dissolved.

  The Board of Directors held seven meetings in 1997. The Audit, Compensation, and Special Committees met two, three and one times, respectively, in 1997. The Executive Committee did not meet in 1997. Each director other than those who resigned during 1997, attended at least 87% of the aggregate number of meetings of the Board of Directors and any committee on which such director served.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

  The table below sets forth, as of March 24, 1998, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group. The total number of outstanding common shares as of March 24, 1998 was 5,232,403.

                                                                 BENEFICIAL
                                                                  OWNERSHIP
                                                              -----------------
                  NAME OF BENEFICIAL OWNER                     AMOUNT   PERCENT
                  ------------------------                    --------- -------
Walter G. Goodrich (1)......................................  1,168,319  21.8%
  5847 San Felipe, Suite 700
  Houston, TX 77057
Henry Goodrich (2)..........................................    648,601  12.4%
  333 Texas St., Suite 1350
  Shreveport, LA 71101
Rochelle Rand (3)...........................................    312,665   5.9%
  2550 Fifth Ave., Suite 126
  San Diego, CA 92103
Leo Bromberg (4)............................................    286,803   5.5%
  280 S. Beverly Dr. Suite 401
  Beverly Hills, CA 90212
Sheldon Appel (5)(6)........................................    282,620   5.2%
  2148 Federal Avenue, Suite A
  Los Angeles, CA 90025
Roland L. Frautschi (7).....................................    116,839   2.2%
Basil M. Briggs (6).........................................      5,082     *
Benjamin F. Edwards, II (6).................................      5,250     *
Arthur A. Seeligson (6)(8)..................................     23,750     *
Robert C. Turnham, Jr. (9)..................................     43,944     *
Directors and Executive Officers as a Group (8 persons)(10).  1,744,136  31.2%

--------
  * Less than 1%.
 (1) Includes 550,269 shares held by HGF Partnership, a Louisiana partnership owned by Henry Goodrich and Walter G. Goodrich. Henry Goodrich is the managing general partner of HGF Partnership and Walter G. Goodrich holds an indirect general partnership interest in the partnership. Henry Goodrich exercises sole voting and investment power with respect to the shares held by the partnership. Includes 47,833 shares issuable upon the conversion of 42,900 shares of Series B Convertible Preferred Stock. Also includes 282,134 shares currently owned by Goodrich Energy, Inc. and 61,496 shares issuable to Goodrich Energy, Inc. upon the conversion of 55,153 shares of Series B Convertible Preferred Stock. Walter G. Goodrich is the sole stockholder of Goodrich Energy, Inc. Also includes 1,667 shares of Common Stock issuable upon the conversion of 4,000 shares of Series A Preferred Stock and options to purchase 21,875 shares that are exercisable pursuant to the Company's 1995 Stock Option Plan. Henry Goodrich and Walter G. Goodrich beneficially own an aggregate of 1,266,652 shares, or 23.6% of the outstanding shares of Common Stock deemed to be outstanding.
 (2) Includes 550,269 shares held by HGF Partnership, a Louisiana partnership owned by Henry Goodrich and Walter G. Goodrich. Henry Goodrich is the managing general partner of HGF Partnership and Walter G. Goodrich holds an indirect general partnership interest in the partnership. Henry Goodrich exercises sole voting and investment power with respect to the shares held by the partnership. Also includes options to purchase 17,500 shares that are currently exercisable pursuant to the Company's 1995 Stock Option Plan. Henry Goodrich and Walter G. Goodrich beneficially own an aggregate of 1,226,652 shares or 23.6% of the outstanding shares of Common Stock.

 (3) Based on Schedule 13-G filed on February 12, 1998, as of December 31, 1997, and includes 33,268 shares issuable upon the conversion of 29,837 shares of Series B Preferred Stock.
 (4) Based on Schedule 13-G filed on February 12, 1998, as of December 31, 1997, and includes 145,084 shares held by Mr. Bromberg as trustee. Mr. Bromberg has advised the Company that he exercises sole investment and voting control over such shares. Also includes 21,954 shares issuable upon the conversion of 19,690 shares of Series B Convertible Preferred Stock held by Mr. Bromberg personally. Also includes 682 shares held in a limited partnership, the sole general partner of which is a corporation in which Mr. Bromberg is the sole shareholder.
 (5) Includes 102,285 shares of Common Stock, 156,207 shares issuable upon the conversion of 140,096 shares of Series B Convertible Preferred Stock and 13,751 shares of Common Stock issuable upon the conversion of 33,000 shares of Series A Convertible Preferred Stock held by the Sheldon Appel Company, a partnership affiliated with Mr. Appel. Mr. Appel has advised the Company that he exercises sole voting and investment power with respect to these shares. Also includes 5,377 shares owned by a partnership in which Mr. Appel is a limited partner.
 (6) Includes 5,000 shares issuable upon the exercise of outstanding stock options under the Company's 1995 Nonemployee Director Stock Option Plan.
 (7) Includes 10,000 shares issuable upon the exercise of outstanding stock options under the Company's 1995 Stock Option Plan and 1,583 shares of Common Stock issuable upon the conversion of 3,500 and 300 shares of Series A Convertible Preferred Stock held personally and by his wife, respectively. Also includes 21,342 shares issuable upon the conversion of 19,141 shares of Series B Convertible Preferred Stock.
 (8) Includes 5,000 shares issuable upon the exercise of outstanding stock options under the Company's 1995 Stock Option Plan.
 (9) Includes 7,500 shares issuable upon the exercise of outstanding vested stock options under the Company's 1995 Stock Option Plan and 1,375 shares of Common Stock issuable upon the conversion of 3,300 shares of Series A Convertible Preferred Stock. Also 11,250 shares held and 2,084 shares of Common Stock issuable upon the conversion of 5,000 shares of Series A Preferred Stock held by Mr. Turnham's wife.
(10) The number of shares of Common Stock beneficially owned by all executive officers and directors as a group includes (i) 20,000 shares issuable upon the exercise of outstanding stock options under the Company's 1995 Nonemployee Director Stock Option Plan, (ii) 61,875 shares issuable upon the exercise of outstanding stock options under the Company's 1995 Stock Option Plan (iii) 20,460 shares issuable upon the conversion of 49,100 shares of Series A Preferred Stock, and (iv) 286,878 shares issuable upon the conversion of 257,290 shares of Series B Preferred Stock.

DIRECTOR COMPENSATION

  General. For serving on the Company's Board of Directors, each of the directors who are not officers or consultants of the Company or its subsidiaries have been paid $1,000 for each meeting attended. In addition, directors were reimbursed for their reasonable out-of-pocket expenses in connection with travel to meetings of the Board of Directors or committees thereof and received periodic grants of options to purchase Common Stock. Directors did not receive compensation for serving on committees except that members of the Special Committee received $1,000 for each in-person meeting and $250 for each telephonic meeting.

  Nonemployee Director Stock Option Plan. The Goodrich Petroleum Corporation 1995 Nonemployee Director Stock Option Plan (the "Director Option Plan") provides for the grant of options to acquire Common Stock, to be granted to each director who was not nor had ever been an employee of the Company (an "Eligible Director"). The purposes of the Director Option Plan are to attract and retain the services of experienced and knowledgeable outside directors of the Company and to provide an incentive for such outside directors to increase their proprietary interest in the Company's long-term success and progress. The Director Option Plan covers an aggregate of 62,500 shares of Common Stock (subject to adjustments in the event of stock dividends, stock splits and certain other events).

  Pursuant to the Director Option Plan, on the date of each annual meeting of stockholders, each Nonemployee Director who is continuing in office automatically receives an option to purchase 1,250 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Seven non-employee Directors received such an option grant in connection with the Company's annual shareholders meeting held May 21, 1997.

  Each option granted under the Director Option Plan expires ten years from the date the option was granted. If an option holder ceases to be a director of the Company for any reason, the option may be exercised in full within four years after the date of cessation (if otherwise within the option period).

  Directors Compensation Plan. If ratified by the shareholders of the Company, the Director Option Plan would be terminated and replaced with the Goodrich Petroleum Corporation Nonemployee Directors Compensation Plan (the "Directors Compensation Plan") (see Proposal 2--Adoption of the Nonemployee Directors Compensation Plan). The Directors Compensation Plan would also specify guidelines for annual and per meeting fees to be paid the Company's nonemployee directors.

  The Directors Compensation Plan would provide for an annual fee to be paid to each nonemployee director valued at $5,000 to be paid in common stock. The Directors Compensation Plan would also provide for the annual issuance of options to purchase 2,000 shares of the Company's Common Stock to each nonemployee director on the date of the Company's annual meeting of stockholders. Consistent with current policy, the Directors Compensation Plan would provide for the payment of $1,000 to each nonemployee directors for each board meeting attended in person and the reimbursement of reasonable out-of-pocket expenses in connection with travel to meetings of the board or committees thereof. For more information, see Proposal 2--Adoption of the Nonemployee Directors Compensation Plan.

      PROPOSAL 2--ADOPTION OF THE NONEMPLOYEE DIRECTORS COMPENSATION PLAN

  The Goodrich Petroleum Corporation Nonemployee Directors Compensation Plan (see Exhibit A) is being presented to the stockholders of the Company for ratification. The Goodrich Petroleum Corporation 1995 Nonemployee Directors Stock Option Plan would be terminated and replaced by the Directors Compensation Plan. The Directors Compensation Plan provides for both the award of stock options to and compensation of non-employee directors of the Company. See "Director Compensation". The Directors Compensation Plan provides for both discretionary option and formula option grants and would be administered by the Board of Directors of the Company, which may delegate all of its power of administration, with the exception of the power to authorize issuance of options. No director may vote or decide upon any matter relating solely to such director under the Directors Compensation Plan, nor may any director vote in any case in which the director's individual right to claim any benefit under the Directors Compensation Plan is particularly involved.

  The Directors Compensation Plan would provide for an annual fee to be paid to each nonemployee director valued at $5,000 to be paid in Common Stock. The Plan would also provide for the annual issuance of options to purchase 2,000 shares of the Company's Common Stock to each nonemployee director on the date of the Company's annual meeting of stockholders. Consistent with current policy, the Plan would provide for the payment of $1,000 to each nonemployee directors for each board meeting attended in person and the reimbursement of reasonable out-of-pocket expenses in connection with travel to meetings of the board or committees thereof.

  The maximum number of shares which may be issuable under the Directors Compensation Plan is 150,000. Options granted under the Directors Compensation Plan will have a term of 10 years and will be subject to earlier termination if the optionee's membership on the Board of directors terminates for cause. If the optionee's membership on the Board of Directors is terminated for any reason other than cause, options may be exercised for up to four years from the date of such termination, but only as to the number of shares such optionee could have purchased on the date of termination from the Board of Directors. Discretionary option grants will be exercisable as determined by the Board of Directors, and formula option grants will be fully exercisable on the date of grant. The exercise price of an option shall be the closing stock price on the date of grant for both discretionary option grants and formula option grants.

  The Directors Compensation Plan contains provisions whereby the Board of Directors may make adjustments in the number of shares to be acquired upon exercise of options in the event of a stock split, combination or stock dividend.

  The Directors Compensation Plan may be amended or terminated at any time by the Board of Directors. Such amendment or termination will not impair the rights of a non-employee director or affect options previously granted and outstanding under the Directors Compensation Plan.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

  The following table summarizes with respect to certain of the Company's executive officers, certain information relating to the compensation earned for services rendered in all capacities during the years indicated.

                                                      LONG-TERM
                                                    COMPENSATION--
                         ANNUAL COMPENSATION(2)       SECURITIES
                         ----------------------       UNDERLYING
   NAME AND PRINCIPAL    FISCAL                        OPTIONS        ALL OTHER
        POSITION          YEAR   SALARY      BONUS     (NUMBER)    COMPENSATION(3)
   ------------------    ------ --------    ------- -------------- ---------------
Walter G. Goodrich......  1997  $150,000    $30,000     25,000         $4,400
 President and Chief      1996  $150,000    $17,500         --             --
  Executive Officer       1995  $ 56,500(1)      --     31,250             --
Roland L. Frautschi.....  1997  $ 85,861    $18,000         --         $2,619
 Senior Vice President    1996  $ 82,530    $11,000     12,500             --
  and Chief Financial     1995  $ 30,049(1)      --     18,500             --
  Officer
Robert C. Turnham, Jr...  1997  $ 94,003    $18,000         --         $1,084
 Senior Vice President    1996  $ 80,863    $11,000     12,500             --
  and Chief Operating     1995  $ 26,295(1)      --     12,500             --
  Officer

--------
(1) The Company commenced operations on August 15, 1995.
(2) During the years presented perquisites for the persons named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.
(3) Amounts represent matching contributions by the Company to the executive officer's SIMPLE IRA accounts.

GOODRICH PETROLEUM CORPORATION 1995 STOCK OPTION PLAN ("GOODRICH PLAN")

  The Goodrich Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Code, or options that do not constitute incentive stock options ("nonqualified stock options")), restricted stock awards, stock appreciation rights, long-term incentive awards, and phantom stock awards, or any combination thereof. The Goodrich Plan covers an aggregate of 375,000 shares of Common Stock (subject to certain adjustments in the event of stock dividends, stock splits and certain other events). No more than 62,500 shares of Common Stock, subject to adjustments, may be issued pursuant to grants made under the Goodrich Plan to any one employee in any one year. The limitation set forth in the preceding sentence will be applied in a manner which permits compensation generated in connection with the exercise of options, stock appreciation rights and, if determined by the Compensation Committee, restricted stock awards to constitute "performance-based" compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  Administration. The Goodrich Plan is administered by the Compensation Committee which consists of members of the Board who are outside and disinterested directors for purposes of the Code and the Exchange Act. The Compensation Committee has the power to determine which employees will receive an award, the time or times when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the grant are employees or consultants of the Company or of any subsidiary of the Company are eligible to receive grants under the Goodrich Plan.

  Options. The Goodrich Plan provides for two types of options: incentive stock options and nonqualified stock options. The Compensation Committee will designate the employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the Goodrich Plan. The term of any option granted under the Goodrich Plan shall be determined by the Compensation Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiary within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock of options granted under the Goodrich Plan is determined by the Compensation Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on the date the option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of
Section 422(b)(6) of the Code must be at least 110% of the fair market value of the shares at the time such option is granted. The exercise price of options granted under the Goodrich Plan is paid in full in a manner prescribed by the Compensation Committee.

  Restricted Stock Awards. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the employee at any time the award is made without any cash payment to the company, except to the extent otherwise provided by the Compensation Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Compensation Committee such as (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Compensation Committee, (v) the return on stockholders' equity achieved by the Company, or (vi) the Company's pre-tax cash flow from operations; (b) the grantee's tenure with the Company; or (c) a combination of both factors. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of shares of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

  Stock Appreciation Rights. A stock appreciation right permits the holder to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option and no stock appreciation right may be exercised earlier than six months from the date of grant. A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Compensation Committee.

  Long-Term Incentive and Phantom Stock Awards. The Goodrich Plan permits grants of long-term incentive awards ("performance awards") and phantom stock awards, which may be paid in cash, Common Stock, or a combination thereof as determined by the Compensation Committee. Performance awards granted under the Goodrich Plan have a maximum value established by the Compensation Committee at the time of the grant. A grantee's receipt of such amount is contingent upon satisfaction by the Company, or any subsidiary, division or department thereof, of future performance conditions established by the Compensation Committee prior to the beginning of the performance period. Such performance awards, however, shall be subject to later revisions as the Compensation Committee shall deem appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period. Phantom stock awards granted under the Goodrich Plan are awards of Common Stock or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event(s) (including, without limitation, a change of control) established by the Compensation Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award terminates if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Compensation Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Compensation Committee shall take into account the employee's responsibility level, performance, potential, other awards under the Goodrich Plan, and other such consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth information concerning stock options granted during 1997 to the executive officers named in the Summary Compensation Table.

                                                                             POTENTIAL
                                                                          REALIZABLE VALUE
                                                                             AT ASSUMED
                                                                          ANNUAL RATES OF
                                                                            STOCK PRICES
                                                                          APPRECIATION FOR
                              INDIVIDUAL GRANTS                             OPTION TERM
     -------------------------------------------------------------------------------------
                              NUMBER OF   PERCENT OF
                              SECURITIES   OPTIONS    EXERCISE
                              UNDERLYING  GRANTED TO  OR BASE
                               OPTIONS   EMPLOYEES IN  PRICE   EXPIRATION
               NAME            GRANTED   FISCAL YEAR   ($/SH)     DATE      5%      10%
               ----           ---------- ------------ -------- ---------- ------- --------
     Walter G. Goodrich......   25,000        59%      $7.15     3-3-02   $49,385 $109,129

STOCK OPTION EXERCISES AND YEAR-END HOLDINGS

  The named executive officers did not exercise any stock options during 1997.

  The following table sets forth information concerning stock option holdings and the value of unexercised in-the money stock options held by the executive officers of the Company named in the Summary Compensation Table.

                                 NUMBER OF SHARES
                              UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                  OPTIONS HELD AT      IN-THE-MONEY OPTIONS HELD
                                 DECEMBER 31, 1997      AT DECEMBER 31, 1997(1)
                             ------------------------- -------------------------
            NAME             EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
            ----             ----------- ------------- ----------- -------------
Walter G. Goodrich..........   15,625       40,625            --      $33,359
Roland L. Frautschi.........   10,000       21,250       $11,875      $33,438
Robert C. Turnham, Jr.......    7,500       17,500       $10,000      $30,625

--------
(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Company's Common Stock on December 31, 1997 was $8.50 per share based on the closing sales price on the New York Stock Exchange on such date.

COMPENSATION REPORT OF THE BOARD OF DIRECTORS

  The Compensation Committee is responsible for evaluating the performance of management, determining the compensation for certain executive officers of the Company, and administering the Company's stock option plans under which stock-related grants and awards may be made to employees of the Company. The members of the Compensation Committee have furnished the following report on executive compensation for 1997.

  The Company has developed a compensation policy which is designed to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package of executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the individual's and/or the Company's achievement of certain goals or milestones, and (iii) long-term stock based incentive awards which strengthen the mutuality of interest between the executive officers and the Company's stockholders.

  In determining the level and position of compensation for each of the Company's executive officers, the Board of Directors took into account various qualitative and quantitative indicators of corporate and individual performance. The Board generally seeks to set salaries which compare to peer group companies. In setting such salaries, the Board considers its peer group to be certain companies in the energy exploration and production industry with market capitalizations similar to that of the Company. In addition, in evaluating the performance of management, the Board takes into consideration such factors as oil and gas drilling results, successful acquisitions and operating results. In addition, the Board recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects and demonstrated leadership ability.

  For 1997, the Board included in its evaluations the exploration and financial results of the Company along with each individual's job performance. Base compensation is established by the Compensation Committee, subject to the approval of the Board of Directors, and reviewed annually. When establishing or reviewing base compensation levels for each executive officer, the Compensation Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive, and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility and compensation levels of comparable companies. No predetermined weights are given to any one of such factors.

  In addition to each executive officer's base compensation, the Board may award cash bonuses and/or stock grant awards under the Company's stock option plan to chosen executive officers depending on the extent to which certain personal and corporate performance goals are achieved. Such goals are the same as discussed above. In early 1998, the executive officers were awarded cash and stock bonuses for their 1997 performance as disclosed in the Summary Compensation Table.

  The Board has not yet adopted a policy with respect to the limitation under the Federal Tax Code that generally limits the Company's ability to deduct compensation in excess of $1,000,000 to a particular executive officer in any year.

  The foregoing report is given by the following members of the Board of Directors.

                                          Basil M. Briggs
                                          Benjamin F. Edwards, II
                                          Arthur A. Seeligson

PERFORMANCE GRAPH

  The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and the Everen Securities Small Cap E&P Index for the period beginning August 15, 1995 (the Company's inception) and ending December 31, 1997. The graph assumes that the value of the investment in the shares of Common Stock and each index was $100 at August 15, 1995 (using the closing price of $7.50 for the Company's Shares), and that all dividends were reinvested. The Common Stock began trading on the New York Stock Exchange on August 15, 1995. Prior to that time there was no market in the Company's stock and, accordingly, five year data is not applicable.

                        COMPARISON OF CUMULATIVE RETURN
                     AMONG GOODRICH PETROLEUM CORPORATION
        S & P 500 INDEX AND EVEREN SECURITIES SMALL CAP E & P INDEX(*)

                             [GRAPH APPEARS HERE]

                     8/15/95  12/29/95   6/28/96   12/31/96  6/30/97   12/31/97
                     -------  --------   -------   --------  -------   --------
Goodrich Petroleum
 Corporation           100      86.67      86.93     73.33    73.33     113.33
S&P 500                100     109.17     120.83    129.17   158.33        175
Everen Small Ca        100     100.93     110.28    149.53   150.47     142.06


--------
(*) The Everen Securities Small Cap E & P Index was formally known as the
    Principal Financial Securities Small Cap E & P Index.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1997, no executive officer of the Company served as (i) a member of the Compensation Committee (or other Board committees performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a Director of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

  The Company believes that during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

 Joint Participation Agreement with Goodrich Oil Company

  During the negotiations between Patrick Petroleum Company ("Patrick") and La/Cal Energy Partners ("La/Cal"), representatives of Patrick requested that the Company have participation rights in prospects generated and drilled by Goodrich Oil Company after the Merger. Goodrich Oil Company is owned by Henry Goodrich, who is the father of the Company's Chief Executive Officer and is the Chairman of the Board of the Company, and is engaged in developing oil and gas drilling programs for its participants, primarily in South Louisiana and East Texas. Goodrich Oil Company is a party to participation agreements, with certain industry partners and individual investors pursuant to which such persons (the "GOC Participants") invest in drilling programs developed by Goodrich Oil Company prior to May 1, 1997.

  The Company entered into a Joint Participation Agreement with Goodrich Oil Company pursuant to which the Company and Goodrich Oil Company agreed to offer to the other a 50% participation interest in such company's share of all drilling prospects and acquisitions of producing properties identified after August 15, 1995 by either company. Accordingly, the GOC Participants have had the opportunity to invest, through Goodrich Oil Company, in prospects or acquisitions identified by the Company, and the Company has had the opportunity to participate in future Goodrich Oil Company drilling programs and acquisitions. Goodrich Oil Company did not receive any compensation or management fees from the Company, and the Company did not receive any such fees from Goodrich Oil Company, in connection with such arrangements.

  The Joint Participation Agreement was scheduled to terminate on the earlier of (i) December 31, 2000, or (ii) at such time as neither Walter G. Goodrich or Henry Goodrich was an employee, director or consultant of the Company. Goodrich Oil Company advised the Company that it would not pursue additional drilling prospects or acquisitions subsequent to May 1, 1997. Accordingly, the Joint Participation Agreement was terminated. During 1997, the Company and Goodrich Oil Company participated in five of eight wells drilled by the Company which were covered under the Joint Participation Agreement prior to the termination.

  During 1997, until the termination of the Joint Participation Agreement, Henry Goodrich, Walter G. Goodrich, Roland Frautshi and J. Michael Watts (until his resignation) participated as individual investors in Goodrich Oil Company's drilling programs and accordingly acquired working interests in five of eight wells drilled by the Company. Such persons paid their pro rata share of all expenses associated with their interests in each prospect. During 1997, the sum of such persons' participation interests in the Goodrich Oil Company drilling programs did not exceed 10% of the aggregate interests of the Goodrich Oil Company Participants.

 Working Interest Investments by Executive Officers

  In connection with the cessation of new prospect activities by Goodrich Oil Company, the former investors of Goodrich Oil Company, including Henry Goodrich, Walter G. Goodrich and Roland Frautschi, are working interest investors in certain of the drilling prospects of the Company, and accordingly, participated in four of seventeen wells drilled by the Company during the year subsequent to May 1, 1997. Such persons have paid their pro rata share of all expesnes associated with their interest in each prospect. During 1997, the sum of such persons' participation interests did not exceed 5% of the aggregate interests of all participants in those prospects.

 Consulting Agreement with Henry Goodrich

  The Company entered into a five-year consulting agreement with Mr. Henry Goodrich commencing August 15, 1995. Mr. Goodrich provides consulting services to the Company with regard to the identification and evaluation of acquisition and drilling opportunities, financing transactions, investor relations and other matters. Mr. Goodrich receives annual consulting fees from the Company of $150,000 for such services over the five-year term of the agreement. Mr. Goodrich was awarded a bonus of $30,000 related to his and the Company's performance in 1997, and also received 25,000 common stock options in 1997.

 Consulting Agreement with Leo E. Bromberg

  The Company entered into a five-year consulting agreement with Mr. Leo E. Bromberg commencing October 20, 1995, which the Company or Mr. Bromberg may terminate on any anniversary date of the consulting agreement. Mr. Bromberg provides consulting services to the Company with regard to the acquisition and financing of drilling capital and hydrocarbon assets. Mr. Bromberg receives annual consulting fees from the Company of $120,000 for such services over the five-year term of the agreement.

                       PROPOSAL 3--APPROVAL OF AUDITORS

  The Board has appointed the firm of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1998, subject to ratification by the Company's stockholders. KPMG Peat Marwick LLP has acted as the Company's auditors since its inception in 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

  The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote in person or by proxy at the 1998 Annual Meeting is required to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for fiscal year 1998. Approval of the proposal requires the affirmative vote of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting. Accordingly, abstentions will have the effect of a vote against the proposal, and broker non-votes will have no effect on the proposal (assuming a quorum is present).

  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

  Stockholders may propose matters to be presented at stockholders' meetings and may also nominate persons to be directors. Formal procedures have been established for those proposals and nominations.

PROPOSALS FOR 1999 ANNUAL MEETING

  Pursuant to various rules promulgated by the SEC, any proposals of holders of Common Stock intended to be presented to the annual meeting of stockholders of the Company to be held in 1999 must be received by the Company, addressed to Glynn E. Williams, Jr., Secretary, 5847 San Felipe, Suite 700, Houston, Texas 77057, no later than February 19, 1999, to be included in the Company proxy statement and form of proxy relating to that meeting. With respect to business to be brought before the Annual Meeting, the Company has not received any notices from its stockholders.

  In addition to the SEC rules described in the preceding paragraph, the Company's bylaws provide that for business to be properly brought before the Company's annual meetings of stockholders, it must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote at such meeting and who complies with the following notice procedures. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice in writing of the business to be brought before an annual meeting of stockholders of the Company to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the Company's principal executive offices, 5847 San Felipe, Suite 700, Houston, Texas 77057, on or before February 19, 1999. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the acquisition date, the class and the number of shares of Common Stock that are owned beneficially by the stockholder, (iv) any material interest of the stockholder in such business and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the meeting. Notwithstanding the foregoing bylaw provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions. Notwithstanding anything in the Company's bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures outlined above.

DIRECTOR NOMINATIONS FOR 1999 ANNUAL MEETING AND FOR ANY SPECIAL MEETINGS

  Only persons who are nominated in accordance with the following procedures will be eligible for election, and to serve, as directors. Nominations of persons for election to the Company's Board of Directors may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote for the election of directors at the meeting and who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to or mailed and received at the Company's principal executive offices, 5847 San Felipe, Suite 700, Houston, Texas 77057 (i) with respect to an election to be held at the annual meeting of stockholders of the Company, before February 19, 1999, and (ii) with respect to an election to be held at a special meeting of stockholders of the Company for the election of Directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company's books, of such stockholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. In the event a person is validly designated as a nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee. Notwithstanding the foregoing bylaw provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the foregoing bylaw provisions.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                          By Order of the Board of Directors

                                          [Signature Appears Here]
                                          Walter G. "Gil" Goodrich
                                          President and Chief Executive
                                          Officer

Houston, Texas
April 14, 1998

                                                                       EXHIBIT A


                         GOODRICH PETROLEUM CORPORATION
                    NONEMPLOYEE DIRECTORS COMPENSATION PLAN


                             Effective May 20, 1998

                               TABLE OF CONTENTS

 ARTICLE                                                                   PAGE
 -------                                                                   -----
 I       --Definitions and Construction..................................    I-1
 II      --Nonemployee Director Compensation.............................   II-1
 III     --Stock Options.................................................  III-1
 IV      --Designation of Beneficiaries..................................   IV-1
 V       --Administration of the Plan....................................    V-1
 VI      --Miscellaneous.................................................   VI-1

                        GOODRICH PETROLEUM CORPORATION
                    NONEMPLOYEE DIRECTORS COMPENSATION PLAN

                             W I T N E S S E T H :

  WHEREAS, GOODRICH PETROLEUM CORPORATION (the "Company") desires to establish a compensation and benefits plan with respect to directors who are not employees of the Company, which includes cash remuneration, stock, and stock-based remuneration;

  NOW, THEREFORE, the GOODRICH PETROLEUM CORPORATION NONEMPLOYEE DIRECTORS COMPENSATION PLAN is hereby adopted in its entirety as follows, effective as of May 20, 1998:

                                      I.

                         DEFINITIONS AND CONSTRUCTION

  1.1 Definitions. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

 (1) Annual Meeting: The annual meeting of the stockholders of the Company each year.

 (2) Board: The Board of Directors of the Company.

 (3) Code: The Internal Revenue Code of 1986, as amended.

 (4) Company: Goodrich Petroleum Corporation or any successor thereto.

 (5) Corporate Change: One of the following events: (i) the merger, consolidation, or other reorganization of the Company in which the outstanding Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly owned subsidiary of the Company), cash or other property; (ii) the sale, lease, or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly owned subsidiary of the Company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition (other than any acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the 1934 Act, of beneficial ownership, as contemplated by such Section, of more than fifty percent (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

 (6) Director: A member of the Board.

 (7) Effective Date: May 20, 1998.

 (8) Fair Market Value: For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock reported on the stock exchange composite tape on that date or, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. In the event the Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

 (9) 1934 Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(10) Nonemployee Director: Each Director who is not an employee of the Company.

(11) Option: An option to purchase shares of Stock granted under Article III of the Plan, which shall not constitute an incentive stock option within the meaning of section 422(b) of the Code.

(12) Option Agreement: A written agreement between the Company and a Nonemployee Director evidencing an Option.

(13) Plan: The Goodrich Petroleum Corporation Nonemployee Directors Compensation Plan, as amended from time to time.

(14) Plan Year: The twelve-consecutive month period commencing on the date of the Annual Meeting.

(15) Rule 16b-3: SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(16) Stock: The common stock, $ 0.20 par value, of the Company.

  1.2 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

  1.3 Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                      II.

                       NONEMPLOYEE DIRECTOR COMPENSATION

  2.1 Annual Retainer. Each Nonemployee Director shall be paid an annual retainer consisting of an amount determined by the Board and listed on Exhibit A, the most current version of which shall be attached hereto, which shall be paid on the date of the Annual Meeting in a Stock payment as determined by the Board, based on the Fair Market Value of the Stock at the time of payment. Notwithstanding the foregoing, an individual who is elected or appointed to the Board during the Plan Year shall be paid a pro-rata portion of the annual retainer on the date such individual is elected or appointed to the Board.

  2.2 Meeting Fees. Each Nonemployee Director shall be paid a cash meeting fee in an amount determined by the Board and listed on Exhibit A, the most current version of which shall be attached hereto, for Board meetings attended by such Nonemployee Director in person. Except as otherwise determined by the Board, a Nonemployee Director shall not be paid a cash meeting fee for Board meetings in which such Nonemployee Director participates by telephone. A Nonemployee Director shall be reimbursed for the reasonable expenses incurred to attend Board meetings. Except as otherwise determined by the Board, a Nonemployee Director shall not be paid meeting fees for attending committee meetings.

                                     III.

                                 STOCK OPTIONS

  3.1 General. Subject to the express provisions of the Plan, the Board shall have authority, in its discretion, to determine which Nonemployee Directors shall receive an Option and the time or times when such Option shall be granted. In making such determinations, the Board may take into account the nature of the services rendered by the respective Nonemployee Directors, their present and potential contribution to the Company's success and such other factors as the Board in its discretion shall deem relevant. Further, subject to the express provisions of the Plan, the Board shall determine the form, terms, restrictions and provisions of each Option Agreement to be entered into between the Company and the Nonemployee Director. The terms and conditions of each Option Agreement need not be identical. The determinations of the Board on the matters referred to in this Section 3.1 shall be conclusive.

  3.2 Formula Option Grants. As of the date of each Annual Meeting occurring on or after the Effective Date, each Nonemployee Director who is a member of the Board immediately after such Annual Meeting shall be granted an Option to purchase 2,000 shares of Stock (subject to adjustments in the same manner as provided in Section 6.2 hereof with respect to shares of Stock subject to Options then outstanding) on the date of such reelection. If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Nonemployee Director of an Option for the number of shares provided herein, the Plan shall terminate as provided in Section 6.7 hereof.

  3.3 Option Period. The term of each Option shall be ten years.

  3.4 Limitations on Grant or Exercise of Option.

    (a) A Nonemployee Director who has outstanding options to purchase Stock granted under the Goodrich Petroleum Corporation 1995 Stock Option Plan, which provides for grants of options and other stock-based compensation to employees and consultants of the Company, shall not be eligible to be granted an Option pursuant to Section 3.2 of the Plan.

    (b) Each Option granted to a Nonemployee Director pursuant to Section 3.1 of the Plan shall be exercisable at the time and in the manner determined by the Board. Each Option granted to a Nonemployee Director pursuant to
  Section 3.2 of the Plan shall be fully exercisable on the date of grant thereof.

    (c) Except as provided under Rule 16b-3, the Board, in its sole discretion, shall have the right to accelerate the exercisability of an Option granted pursuant to Section 3.1 of the Plan; provided, however, that upon the occurrence of a Corporate Change, all outstanding Options shall automatically become fully exercisable without the necessity of any action on the part of the Board.

  3.5 Termination of Membership on the Board. Subject to the limitation on the term of an Option under Section 3.3, if a Nonemployee Director's membership on the Board terminates for any reason, such Nonemployee Director's Options may be exercised in full at any time during the period of four years following such termination by such Nonemployee Director, or by his designated beneficiary or beneficiaries.

  3.6 Option Price and Payment. Subject to adjustment as provided in Section 6.2, the price at which a share of Stock may be purchased upon exercise of an Option granted pursuant to Section 3.1 shall be determined by the Board, and the price at which a share of Stock may be purchased upon exercise of an Option granted pursuant to Section 3.2 shall be the Fair Market Value of a share of Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company in a manner specified by the Board. The purchase price of the Option or portion thereof shall be paid, in whole or in part, (a) in cash or
(b) by the delivery of a number of shares of Stock (plus cash if necessary) valued at their Fair Market Value, or (c) in a broker-financed "cashless exercise" of the Option pursuant to procedures established by the Board (as the same may be amended from time to time).

                                     III-1

  3.7 Restrictions on Transfer. An Option shall not be transferable otherwise than (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (c) with the consent of the Board.

  3.8 Stockholder Rights and Privileges. A Nonemployee Director shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Nonemployee Director's name.

                                     III-2

                                      IV.

                         DESIGNATION OF BENEFICIARIES

  Each Nonemployee Director shall have the right to designate the beneficiary or beneficiaries to receive benefits under the Plan in the event of such Nonemployee Director's death. Each such designation shall be made by executing the beneficiary designation form prescribed by the Board and filing it with the Board. Any such designation may be changed at any time by execution of a new designation in accordance with this Article. If no such designation is on file with the Board at the time of the death of the Nonemployee Director or such designation is not effective for any reason as determined by the Board, then the designated beneficiary or beneficiaries to receive the distribution shall be as follows:

    (1) If a Nonemployee Director leaves a surviving spouse, such Nonemployee Director's benefits shall be paid to such surviving spouse;

    (2) If a Nonemployee Director leaves no surviving spouse, such Nonemployee Director's benefits shall be paid to such Nonemployee Director's executor or administrator, or to such Nonemployee Director's heirs at law if there is no administration of such Nonemployee Director's estate.

                                      V.

                          ADMINISTRATION OF THE PLAN

  5.1 Administration by the Board; Delegation of Powers and Duties. The general administration of the Plan shall be vested in the Board. The Board may delegate any or all of the powers and duties of the Board set forth in Section
5.3 hereof. Such delegation must be in writing, specifying the powers and duties delegated, and must be accepted in writing by the delegatee. The Board may rescind any such delegation at any time, in its sole discretion, provided that such rescission be in writing. Nothing in Section 5.1 shall be construed to permit the delegation by the Board of its power to authorize the issuance of an Option.

  5.2 Self-Interest of Participants. No Director shall have any right to vote or decide upon any matter relating solely to such Director under the Plan or to vote in any case in which the Director's individual right to claim any benefit under the Plan is particularly involved. In any case in which a Director is so disqualified to act and the remaining members of the Board cannot agree, the Board shall appoint a temporary substitute member to exercise all the powers of the disqualified Director concerning the matter in which the Director is disqualified.

  5.3 Board's Powers and Duties. The Board shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not limited to the right, power, authority, and duty:

    (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Board;

    (b) To construe in the Board's discretion all terms, provisions, conditions, and limitations of the Plan;

    (c) To correct any defect, supply any omission, or reconcile any inconsistency that may appear in the Plan in such manner and to such extent as they shall deem in the Board's discretion expedient to effectuate the purposes of the Plan;

    (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Board may deem necessary or advisable for the proper and efficient administration of the Plan;

    (e) To determine in the Board's discretion all questions relating to eligibility;

    (f) To make a determination in the Board's discretion as to the right of any person to benefits under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder; and

    (g) To make the determinations specified in Article III.

  5.4 Indemnity. To the extent permitted by applicable law, the Company shall indemnify and save harmless each member of the Board against any and all expenses, liabilities and claims (including legal fees incurred to defend against such liabilities and claims) arising out of the Board's discharge in good faith of responsibilities under or incident to the Plan, including any expenses, liabilities and claims that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such responsibilities, but excluding expenses and liabilities that are caused by or result from such individual's own gross negligence or willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, as such indemnities are permitted under applicable law.

                                      VI.

                                 MISCELLANEOUS

  6.1 Shares Subject to the Plan. Subject to adjustment in the same manner as provided in Section 6.2 with respect to shares of Stock subject to Options then outstanding, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 150,000 shares. Shares shall be deemed to have been issued under the Plan to the extent paid as an annual retainer or subject to an Option granted under the Plan. To the extent that an Option lapses or is forfeited, any shares of Stock subject to such Option shall again be available for use under the Plan. The Stock to be paid as an annual retainer or offered pursuant to the grant of an Option may, at the discretion of the Company, be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

  6.2 Recapitalization or Reorganization.

  (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

  (b) If the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of Options which may thereafter be granted and the number of Options that are outstanding (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

  (c) Except as hereinbefore expressly provided, no adjustment to the number of Options outstanding or to be granted shall be made in the event of issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class for any purpose; upon direct sale; upon the exercise of rights or warrants to subscribe therefor; upon conversion of shares or obligations of the Company convertible into such shares or other securities or otherwise.

  6.3 Application of Rule 16b-3. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Option would disqualify the Plan, such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

  6.4 Payment of Expenses. All expenses incident to the administration of the Plan, including, but not limited to, legal and accounting expenses and expenses of the Board, shall be paid by the Company.

  6.5 Not Contract for Services. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the services of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the service of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the service of the Company or to restrict any person's right to terminate such person's service at any time.

  6.6 Other Laws; Withholding. The Company shall not be obligated to issue any Stock as payment of an annual retainer or pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Board deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered. All compensation and payments provided for hereunder shall be subject to applicable withholding and other deductions as shall be required of the Company under any applicable, local, state or federal law.

  6.7 Amendment and Termination. The Board may from time to time, in its discretion, amend, in whole or in part, any or all of the provisions of the Plan; provided, however, that no amendment may be made that would impair the rights of a Nonemployee Director with respect to Options previously granted to such Nonemployee Director. The Board may terminate the Plan at any time; provided, however, that the termination of the Plan shall not affect Options previously granted and outstanding under the Plan. Further, except with respect to Options then outstanding, if not sooner terminated by the Board pursuant to the preceding sentence, the Plan shall terminate upon and no further Options shall be granted as of the date that the remaining number of shares of Stock which may be issued under the Plan pursuant to Section 6.1 is not sufficient to cover the Options required to be granted under Section 3.2.

  6.8 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

  6.9 Governing Laws. All provisions of the Plan shall be construed in accordance with the laws of Texas.

  EXECUTED this        day of               , 1998.

                                          GOODRICH PETROLEUM CORPORATION

                                          By:__________________________________
                                             Name:_____________________________
                                             Title:____________________________

                         GOODRICH PETROLEUM CORPORATION
                    NONEMPLOYEE DIRECTORS COMPENSATION PLAN

                  EXHIBIT A--ANNUAL RETAINER AND MEETING FEES

Nonemployee Director Retainer (paid in Stock)                    $5,000 per year

Board Meeting Fees                                            $1,000 per meeting

PROXY                                                                      PROXY
                        GOODRICH PETROLEUM CORPORATION

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
      THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 20, 1998

     The undersigned hereby constitutes and appoints Walker G. Goodrich and Glynn E. Williams, Jr. and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of Goodrich Petroleum Corporation to be held at the Plaza Room, Luxury Collection Hotel, 1919 Briar Oaks, Houston, Texas on May 20, 1998 at 11:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

   STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

               (To be Signed and Continued on the Reverse Side.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        GOODRICH PETROLEUM CORPORATION
 PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    [_]

[                                                                              ]

1. ELECTION OF DIRECTORS -                        For  Withhold  For All  2. To ratify the adoption of the     For  Against Abstain
   Nominees: (Class III) Benjamin F. Edwards II,  All     All    Except*     Goodrich Petroleum Corporation    [_]    [_]     [_]
             Walter G. Goodrich, Arthur A.        [_]     [_]      [_]       Nonemployee Directors Compen-
             Seeligson and (Class I)                                         sation Plan.
             Jeff H. Benhard.

                                                                          3. Proposal to ratify the appoint-    For  Against Abstain
* To withhold authority to vote for any individual                           ment of KPMG Peat Marwich LLP as   [_]    [_]     [_]
  nominee, write that nominee's name on the line                             the Company's independent auditors
  provided below:                                                            for the fiscal year ended December 31,
  _______________________________________________                            1998.


  ------------------------------------------------------------------------        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                                  DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED.
                                                                                  IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE
                                                                                  VOTED FOR THE FOUR NOMINEES AND FOR PROPOSALS
                     THIS AREA RESERVED FOR ADDRESSING                            2 AND 3.

                                                                                             Dated: _______________________, 1998
                                                                                  Signature(s) __________________________________
  ------------------------------------------------------------------------        _______________________________________________
                                                                                  NOTE: WHEN SIGNING AS ATTORNEY, ADMINISTRATOR,
                                                                                  TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF
                                                                                  MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT
                                                                                  OWNERS MUST SIGN.
------------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE
                     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.